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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)              April 30, 2003


                        AMERICAN CHURCH MORTGAGE COMPANY
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Minnesota                    33-87570                41-1793975
------------------------------- ----------------------- ------------------------
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)


10237 Yellow Circle Drive, Minnetonka, MN                 55343
------------------------------------------  ------------------------------------
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code          (952) 945-9455
                                                            --------------


                                        n/a
--------------------------------------------------------------------------------
      (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

     American Church Mortgage Company announced today that, at the meeting of its shareholders held April 30, 2003, the shareholders of the ACMC voted to adjourn ACMC's annual shareholder meeting to reconvene at 10:00 a.m. Central Daylight Time on May 29, 2003. The reconvened meeting will be held at 10237 Yellow Circle Drive, Minnetonka, Minnesota.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AMERICAN CHURCH MORTGAGE COMPANY



Date: April 30, 2003                              By     /s/ Philip J. Myers
                                                         -------------------
                                                             Philip J. Myers
                                                         Its    President